UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2009

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100 BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 27, 2009, Chindex China Healthcare Finance, LLC, a wholly-owned subsidiary of Chindex International, Inc. (the “Company”), entered into an amendment (the “Amendment”) to the loan agreement dated January 8, 2008 (the “DEG Loan Agreement”) with DEG-Deutsche Investitions-und Entwicklungsgesellschaft of Cologne, Germany, a member of the KfW banking group. The DEG Loan Agreement is designed to provide loans in the aggregate amount of $20 million to expand the Company’s United Family Hospitals and Clinics network of private hospitals and clinics in China.

The Amendment extends until July 1, 2010 (or such later date as the parties shall agree) the date by which the initial disbursement under the DEG Loan Agreement must be made. The Amendment is contingent upon the effectiveness of a similar amendment to the Company’s loan agreement dated December 10, 2007 (the “IFC Loan Agreement” and, with the DEG Loan Agreement, the “Loan Agreements”) with International Finance Corporation (“IFC”), a member of the World Bank, which IFC Loan Agreement is designed to provide loans in the aggregate amount of $25 million for the same expansion, which would extend the date by which the initial disbursement under the IFC Loan Agreement must be made to February 1, 2010.

Notwithstanding the foregoing, draws under the Loan Agreements are contingent upon, among other things, the formation of new joint ventures in China that have yet to be finally approved to construct, equip and operate new joint venture hospitals and related conditions.  Further, any draws under the Loan Agreements will be contingent upon the Company reaching agreement with IFC and DEG on revisions to certain pre-conditions currently contained in the Loan Agreements that have become outdated, including project scope and the applicable collateral.

Statements contained in this Current Report on Form 8-K relating to intentions, plans, strategies, objectives, and trends relating to proposed expansion, financings and other matters and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, the factors set forth under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the fiscal year ended March 31, 2008 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2009

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
	Name:	Lawrence Pemble
	Title:	Chief Financial Officer